UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

CORE PLUS BOND FUND

FORM N-Q

OCTOBER 31, 2011

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 35.6%
CONSUMER DISCRETIONARY - 3.4%
Automobiles - 0.4%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	260,000	$258,700	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	330,000	416,666
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	121,738

Total Automobiles				797,104

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	26,460
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	73,365

Total Diversified Consumer Services				99,825

Hotels, Restaurants & Leisure - 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	100,000	104,500	(a)
MGM Resorts International, Senior Notes	7.625%	1/15/17	10,000	9,350
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	4	(b)(c)(d)

Total Hotels, Restaurants & Leisure				113,854

Media - 2.8%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	20,176	23,354
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	110,000	114,675
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Subordinated Notes	7.000%	1/15/19	400,000	417,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	18,000	14,310	(a)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	88,928
Comcast Corp., Notes	6.500%	1/15/15	539,000	614,973
Comcast Corp., Notes	5.875%	2/15/18	55,000	63,991
Comcast Corp., Notes	6.450%	3/15/37	50,000	59,978
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	65,226
Comcast Corp., Senior Notes	6.950%	8/15/37	20,000	25,286
Comcast Corp., Senior Notes	6.400%	3/1/40	120,000	148,129
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	14,000	14,245
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	40,000	45,600
DISH DBS Corp., Senior Notes	7.000%	10/1/13	35,000	37,188
DISH DBS Corp., Senior Notes	6.625%	10/1/14	16,000	16,760
DISH DBS Corp., Senior Notes	7.750%	5/31/15	85,000	91,800
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	55,125
DISH DBS Corp., Senior Notes	6.750%	6/1/21	100,000	103,750
LIN Television Corp., Senior Subordinated Notes	6.500%	5/15/13	86,000	86,430
News America Inc., Notes	5.300%	12/15/14	864,000	949,384
News America Inc., Senior Notes	6.650%	11/15/37	20,000	23,144
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	299,447
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	560,000	729,410
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	178,552
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	40,000	41,547
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	110,000	134,167
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	270,000	302,134
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	21,644
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	277,190
Time Warner Inc., Senior Notes	6.250%	3/29/41	20,000	23,808
United Business Media Ltd., Notes	5.750%	11/3/20	140,000	138,733	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	90,000	90,000	(a)

Total Media				5,295,908

TOTAL CONSUMER DISCRETIONARY				6,306,691

CONSUMER STAPLES - 2.2%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	290,000	343,895
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	110,000	127,916
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	693,597
PepsiCo Inc., Senior Notes	7.900%	11/1/18	64,000	85,565
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	240,000	247,562	(a)

Total Beverages				1,498,535

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	360,000	$439,746
CVS Corp., Pass-Through Trust	9.350%	1/10/23	70,000	80,106	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	302,819	330,578
Safeway Inc., Senior Notes	3.950%	8/15/20	90,000	91,670

Total Food & Staples Retailing				942,100

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	510,000	588,808

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.500%	10/15/16	100,000	105,625	(a)

Tobacco - 0.5%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	228,882
Altria Group Inc., Senior Notes	9.250%	8/6/19	80,000	106,505
Altria Group Inc., Senior Notes	4.750%	5/5/21	310,000	334,596
Reynolds American Inc., Senior Notes	7.250%	6/1/12	80,000	82,805
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	178,861

Total Tobacco				931,649

TOTAL CONSUMER STAPLES				4,066,717

ENERGY - 5.8%
Energy Equipment & Services - 0.4%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	420,190
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	135,000	141,075
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	120,000	123,300

Total Energy Equipment & Services				684,565

Oil, Gas & Consumable Fuels - 5.4%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	75,000	88,366
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	190,000	248,320
Apache Corp., Notes	6.000%	9/15/13	290,000	317,955
Apache Corp., Senior Notes	5.100%	9/1/40	50,000	58,164
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000	260,000	(a)
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	430,000	465,245
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	149,999
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	30,000	30,483
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,775
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	90,000	97,987
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	110,000	121,275
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	100,000	104,125
Concho Resources Inc., Senior Notes	6.500%	1/15/22	98,000	103,390
ConocoPhillips, Notes	6.500%	2/1/39	310,000	425,281
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	55,000	75,188
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	154,000
Devon Energy Corp., Senior Notes	5.600%	7/15/41	360,000	426,213
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	10,350
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	277,800
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	544,500
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	325,282
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	290,000	300,618
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	180,000	199,661
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	400,000	467,535
Hess Corp., Notes	8.125%	2/15/19	430,000	554,288
Kerr-McGee Corp., Notes	6.950%	7/1/24	221,000	267,789
Kerr-McGee Corp., Notes	7.875%	9/15/31	227,000	296,714
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	51,783
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	23,964
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	110,000	131,654
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	50,000	51,375
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	382,076

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	200,000	$203,020
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	170,000	181,900
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	394,900
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	150,000	154,995
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	154,639
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	132,243
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	477,868
QEP Resources Inc., Senior Notes	6.875%	3/1/21	190,000	206,150
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	148,000	154,660
Shell International Finance BV, Senior Notes	4.375%	3/25/20	70,000	79,824
Shell International Finance BV, Senior Notes	6.375%	12/15/38	120,000	165,261
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	57,764
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	14,000	15,190
Williams Cos. Inc., Debentures	7.500%	1/15/31	74,000	90,343
Williams Cos. Inc., Notes	7.875%	9/1/21	133,000	168,324
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	73,000	91,474
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	233,000	318,099

Total Oil, Gas & Consumable Fuels				10,068,809

TOTAL ENERGY				10,753,374

FINANCIALS - 15.2%
Capital Markets - 2.7%
Credit Suisse AG/Guernsey, Junior Subordinated Notes	5.860%	5/15/17	158,000	137,460	(e)(f)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	20,000	13,800	(e)(f)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	40,000	40,451
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	20,000	20,238
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	60,000	60,811
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	80,000	82,269
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	10,000	10,306
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	80,000	83,403
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	244,515
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	530,000	538,348
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	200,436
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	60,000	60,679
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	520,000	538,054
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	29,700	(a)(c)(g)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	252,450	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	20,000	12	(b)(e)(f)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	114	(b)(e)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	1,177	(b)
Morgan Stanley, Medium-Term Notes	0.855%	10/18/16	422,000	353,367	(e)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,380,000	1,387,371
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	340,000	337,582
UBS AG, Senior Notes	2.250%	1/28/14	250,000	249,254
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	280,960
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	110,000	113,190

Total Capital Markets				5,035,947

Commercial Banks - 4.5%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	6,150	(e)(f)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	340,000	360,001	(a)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	100,000	91,500	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	110,000	106,095	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	390,080
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	242,203	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	100,000	107,455	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	200,000	189,571	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	442,500	(a)(e)(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Glitnir Banki HF, Notes	6.330%	7/28/11	250,000	$66,250	(a)(c)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	0	(a)(b)(c)(d)(h)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,062,000	(e)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	220,000	197,485	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	23,205	(a)(c)(g)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	250,000	252,398	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	270,000	289,700
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	93,291	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	320,000	331,678	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	400,000	359,620	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	180,000	218,400	(a)(e)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	214,000	207,769	(a)(e)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	40,000	28,300	(e)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	63,750	(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	320,000	322,967
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	60,000	58,450
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	230,000	215,239
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	100,000	92,044
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	100,000	98,669
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	280,413	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	93,211	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	330,000	343,110	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/12/11	230,000	200,388	(e)(f)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	951,936
Wells Fargo & Co.	4.600%	4/1/21	40,000	42,871
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	180,000	189,297
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	394,912

Total Commercial Banks				8,412,908

Consumer Finance - 1.1%
Ally Financial Inc., Notes	2.200%	12/19/12	390,000	398,611
Ally Financial Inc., Senior Notes	8.300%	2/12/15	30,000	31,575
American Express Co., Subordinated Debentures	6.800%	9/1/66	271,000	269,306	(e)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	63,829
American Express Credit Corp., Senior Notes	5.125%	8/25/14	490,000	532,875
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	449,728
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	20,000	20,377
SLM Corp., Medium-Term Notes	8.000%	3/25/20	60,000	62,550
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	69,000	67,494
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	45,208

Total Consumer Finance				1,941,553

Diversified Financial Services - 5.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	280,000	276,639
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	173,710
Bank of America Corp., Senior Notes	5.000%	5/13/21	270,000	253,976
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	913,255
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	147,859
Citigroup Funding Inc.	2.125%	7/12/12	440,000	445,976
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	439,287
Citigroup Inc., Notes	6.500%	8/19/13	220,000	233,155
Citigroup Inc., Senior Notes	6.000%	12/13/13	500,000	529,529
Citigroup Inc., Senior Notes	6.375%	8/12/14	90,000	97,221
Citigroup Inc., Senior Notes	5.500%	10/15/14	60,000	63,955
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	225,922
Citigroup Inc., Senior Notes	5.375%	8/9/20	10,000	10,702

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services - continued
Citigroup Inc., Senior Notes	6.875%	3/5/38	330,000	$407,887
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	640,000	652,586
General Electric Capital Corp., Notes	5.300%	2/11/21	40,000	42,649
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,317,333
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	30,000	30,585
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	50,000	51,717
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,200,000	1,455,371
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	580,000	577,216	(e)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	80,300	(a)(e)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	134,550	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	650,000	671,938	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	129,614
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	40,000	40,092
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	947,000	968,160
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	272,412
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	100,000	92,375
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	100,000	108,250	(a)

Total Diversified Financial Services				10,844,221

Insurance - 0.9%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	208,125
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	60,537
American International Group Inc., Senior Notes	3.750%	11/30/13	100,000	98,747	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	180,510
American International Group Inc., Senior Notes	6.400%	12/15/20	70,000	73,441
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	130,000	137,650
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	10,000	8,510	(e)(f)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	600,301
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	357,437	(a)

Total Insurance				1,725,258

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	150,000	146,704

TOTAL FINANCIALS				28,106,591

HEALTH CARE - 1.8%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000	169,178

Health Care Providers & Services - 1.0%
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	220,000	237,050
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	99,425
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	178,785
HCA Inc., Senior Secured Notes	6.500%	2/15/20	100,000	105,000
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	280,675
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	69,150
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	182,000	206,570
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	365,798
WellPoint Inc., Notes	5.875%	6/15/17	20,000	23,080
WellPoint Inc., Notes	7.000%	2/15/19	140,000	173,796
WellPoint Inc., Senior Notes	3.700%	8/15/21	190,000	193,829

Total Health Care Providers & Services				1,933,158

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	90,000	93,384

Pharmaceuticals - 0.6%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	370,000	430,432
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	50,000	52,875	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	320,000	401,648

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Pharmaceuticals - continued
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	220,000	$267,150	(a)
Wyeth, Notes	5.950%	4/1/37	13,000	16,710

Total Pharmaceuticals				1,168,815

TOTAL HEALTH CARE				3,364,535

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	206,231
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	92,513
Raytheon Co., Senior Notes	3.125%	10/15/20	110,000	111,071

Total Aerospace & Defense				409,815

Airlines - 0.3%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	360,000	362,700	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	151,268	152,781
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	53,361	57,629

Total Airlines				573,110

Commercial Services & Supplies - 0.1%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	60,000	64,349
Waste Management Inc.	7.375%	5/15/29	50,000	62,703

Total Commercial Services & Supplies				127,052

Machinery - 0.1%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	150,000	162,974

Road & Rail - 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	81,000	93,960
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	40,000	42,000
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	168,000	183,540

Total Road & Rail				319,500

TOTAL INDUSTRIALS				1,592,451

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	15,000	15,675
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	40,000	48,695

TOTAL INFORMATION TECHNOLOGY				64,370

MATERIALS - 2.2%
Chemicals - 0.1%
CF Industries Inc., Senior Notes	6.875%	5/1/18	170,000	194,225
CF Industries Inc., Senior Notes	7.125%	5/1/20	3,000	3,499
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,472

Total Chemicals				209,196

Containers & Packaging - 0.4%
Ball Corp., Senior Notes	6.750%	9/15/20	160,000	173,200
Ball Corp., Senior Notes	5.750%	5/15/21	250,000	259,375
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	100,000	102,500	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	110,000	111,650	(a)

Total Containers & Packaging				646,725

Metals & Mining - 1.7%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	172,725
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	160,000	173,797
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	400,000	489,422
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	30,000	29,250	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	288,000	308,495
Novelis Inc., Senior Notes	8.750%	12/15/20	120,000	131,400
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	380,000	456,584
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	370,000	506,065
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	60,000	62,465

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining - continued
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	25,000	$25,969
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	77,710
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	30,000	31,725
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	70,000	74,550
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	5,959
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	9,000	10,551
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	353,061
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	232,300	(a)

Total Metals & Mining				3,142,028

TOTAL MATERIALS				3,997,949

TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.9%
AT&T Inc.	6.300%	1/15/38	10,000	12,059
AT&T Inc., Global Notes	5.500%	2/1/18	320,000	372,155
AT&T Inc., Global Notes	6.550%	2/15/39	190,000	238,700
AT&T Inc., Senior Notes	3.875%	8/15/21	70,000	73,042
AT&T Inc., Senior Notes	5.550%	8/15/41	250,000	283,162
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	391,000	436,856
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	167,000	174,724
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	9,000	9,067	(a)
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	209,950
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	120,000	124,704
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	145,000	144,349
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	140,000	141,534
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,179,000	1,251,065
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	104,000	106,724

Total Diversified Telecommunication Services				3,578,091

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	140,000	164,821
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	112,342
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	30,000	40,619
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	15,638
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	37,699
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	97,431
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	25,125
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	30,000	22,050
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	221,000	184,535

Total Wireless Telecommunication Services				700,260

TOTAL TELECOMMUNICATION SERVICES				4,278,351

UTILITIES - 1.8%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	190,053
Exelon Corp., Bonds	5.625%	6/15/35	426,000	468,532
FirstEnergy Corp., Notes	6.450%	11/15/11	10,000	10,016
FirstEnergy Corp., Notes	7.375%	11/15/31	502,000	632,790
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	40,000	49,282
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	238,217

Total Electric Utilities				1,588,890

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	3,826

Independent Power Producers & Energy Traders - 0.6%
AES Corp., Senior Notes	8.000%	6/1/20	670,000	743,700
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	165,850	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	160,000	168,800	(a)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	11,000	6,930
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	27,000	28,485

Total Independent Power Producers & Energy Traders				1,113,765

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	415,000	$431,754
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	119,195

Total Multi-Utilities				550,949

TOTAL UTILITIES				3,257,430

TOTAL CORPORATE BONDS & NOTES (Cost - $64,443,591)				65,788,459

ASSET-BACKED SECURITIES - 3.8%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	160,000	171,622	(a)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	100,000	101,145	(a)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.590%	4/25/34	176,039	142,670	(e)
Asset Backed Securities Corp. Home Equity, 2003-HE7 M1	1.218%	12/15/33	150,995	113,409	(e)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.815%	9/25/34	121,603	106,336	(e)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.160%	11/25/34	234,407	169,341	(e)
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	746,426
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.695%	3/25/47	668,100	292,623	(a)(e)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.393%	11/15/36	87,723	66,397	(e)
Education Funding Capital Trust, 2004-1 A5	1.722%	6/15/43	100,000	93,250	(d)(e)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.070%	5/25/34	102,754	78,479	(e)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.455%	11/25/36	179,743	109,476	(e)
Greenpoint Manufactured Housing, 1999-2 A2	3.091%	3/18/29	200,000	156,000	(e)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	75,000	58,500	(e)
Greenpoint Manufactured Housing, 1999-4 A2	3.731%	2/20/30	75,000	58,500	(e)
Greenpoint Manufactured Housing, 2000-6 A3	2.215%	11/22/31	150,000	124,668	(e)
Greenpoint Manufactured Housing, 2001-2 IA2	3.725%	2/20/32	150,000	113,181	(e)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.729%	3/13/32	225,000	143,689	(e)
GSRPM Mortgage Loan Trust, 2007-1 A	0.645%	10/25/46	194,586	86,718	(a)(e)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	300,000	326,644	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.678%	10/25/32	235,851	220,143	(e)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	348,000	(d)(e)
Nelnet Student Loan Trust, 2004-4 A5	0.578%	1/25/37	200,000	189,822	(e)
Novastar Home Equity Loan, 2003-3 A2C	1.305%	12/25/33	173,333	148,408	(e)
Option One Mortgage Loan Trust, 2003-1 A2	1.085%	2/25/33	59,110	46,803	(e)
Origen Manufactured Housing, 2006-A A2	3.743%	10/15/37	700,000	423,500	(e)
Origen Manufactured Housing, 2007-A A2	3.743%	4/15/37	800,000	476,000	(e)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	500,000	425,000	(e)
RAAC Series, 2006-RP4 A	0.535%	1/25/46	83,775	59,720	(a)(e)
RAAC Series, 2007-RP3 A	0.625%	10/25/46	211,643	107,014	(a)(e)
Renaissance Home Equity Loan Trust, 2003-1 A	1.105%	6/25/33	50,544	39,800	(e)
Renaissance Home Equity Loan Trust, 2003-3 A	0.745%	12/25/33	272,631	219,205	(e)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.370%	8/25/33	92,025	53,591	(e)
SACO I Trust, 2005-2 A	0.645%	4/25/35	35,087	13,428	(a)(e)
Saxon Asset Securities Trust, 2003-3 M1	1.220%	12/25/33	90,761	70,947	(e)
Saxon Asset Securities Trust, 2005-1 M1	0.705%	5/25/35	424,397	289,538	(e)
SLM Student Loan Trust, 2003-11 A6	0.637%	12/15/25	300,000	281,550	(a)(e)
Structured Asset Securities Corp., 2005-7XS 1A2B	5.270%	4/25/35	452,992	452,659

TOTAL ASSET-BACKED SECURITIES (Cost - $7,911,204)				7,124,202

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.8%
American Home Mortgage Assets, 2006-2 2A1	0.435%	9/25/46	125,504	$61,777	(e)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	60,000	62,652
Banc of America Funding Corp., 2004-B 3A2	2.995%	12/20/34	195,874	114,929	(e)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.246%	12/25/34	204,934	187,258	(e)
Bayview Commercial Asset Trust, 2006-1A A1	0.515%	4/25/36	1,468,223	1,107,133	(a)(e)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	108,689	114,347
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	689,209	690,058
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.455%	3/20/46	90,711	46,993	(e)
Countrywide Alternative Loan Trust, 2006-OA17 1A1A	0.440%	12/20/46	746,925	361,451	(e)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	140,000	144,492
DBUBS Mortgage Trust, 2011-LC3A XA, IO	1.511%	8/10/44	808,712	47,883	(a)(e)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.695%	6/25/34	173,885	139,550	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	0.654%	9/19/44	250,155	165,004	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	100,000	104,421
Federal Home Loan Mortgage Corp. (FHLMC), 3754 MB	4.000%	1/15/39	200,000	208,483
Federal Home Loan Mortgage Corp. (FHLMC), 3871 JB	5.500%	6/15/41	300,000	342,717
Federal Home Loan Mortgage Corp. (FHLMC), IO	1.681%	7/25/21	900,000	101,429	(d)(e)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.239%	4/25/20	1,509,222	112,242	(e)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.683%	6/25/20	1,822,375	182,369	(e)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.517%	8/25/20	842,085	72,349	(e)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.255%	10/25/40	464,116	73,418	(e)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	509,230	600,753
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.435%	7/25/41	455,065	71,730	(e)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	366,110	62,042
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	353,533	48,410
Federal National Mortgage Association (FNMA) STRIP, 407 40, IO	6.000%	1/25/38	177,312	24,295
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.062%	1/25/20	740,363	46,851	(e)
FHLMC Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.094%	5/25/18	1,549,534	167,536	(e)
FHLMC Multifamily Structured Pass-Through Certificates, K702 X1, IO	1.567%	2/25/18	2,782,539	207,299	(d)(e)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.615%	2/25/37	250,620	132,625	(e)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	200,000	208,956
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.555%	2/20/35	146,384	25,936	(e)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.055%	12/20/34	196,715	24,500	(e)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.557%	8/16/36	459,532	79,462	(e)
Government National Mortgage Association (GNMA), 2009-061 SA, IO	6.455%	8/20/39	520,360	88,481	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2009-061 WQ, IO	6.007%	11/16/35	299,818	$47,508	(e)
Government National Mortgage Association (GNMA), 2009-068 SL, IO	6.507%	4/16/39	165,717	22,496	(e)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.955%	5/20/37	322,849	48,615	(e)
Government National Mortgage Association (GNMA), 2009-45 AI, IO	5.717%	4/16/39	154,193	20,455	(e)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.305%	11/20/38	205,974	33,412	(e)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.255%	3/20/39	139,678	22,629	(e)
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.305%	11/20/38	100,000	15,754	(e)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.235%	4/20/40	81,960	13,512	(e)
Government National Mortgage Association (GNMA), 2010-047 AS, IO	6.195%	4/20/40	81,960	13,426	(e)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.305%	12/20/38	722,325	117,632	(e)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.255%	5/20/40	253,184	41,727	(e)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.255%	5/20/40	419,679	69,591	(e)
Government National Mortgage Association (GNMA), 2010-068 SD, IO	6.335%	6/20/40	636,823	111,353	(e)
Government National Mortgage Association (GNMA), 2010-069 SP, IO	6.405%	6/20/38	200,000	24,053	(e)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.255%	5/20/40	83,881	10,708	(e)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.405%	1/20/40	139,441	22,663	(e)
Government National Mortgage Association (GNMA), 2010-085 JS, IO	6.325%	4/20/40	82,503	10,746	(e)
Government National Mortgage Association (GNMA), 2010-087 SK, IO	6.257%	7/16/40	389,357	62,087	(e)
Government National Mortgage Association (GNMA), 2010-107 SG, IO	5.905%	2/20/38	92,659	15,134	(e)
Government National Mortgage Association (GNMA), 2010-109 SB, IO	6.355%	8/20/40	91,985	19,431	(e)
Government National Mortgage Association (GNMA), 2010-115 SP, IO	5.155%	9/20/40	431,242	64,880	(e)
Government National Mortgage Association (GNMA), 2010-116 JS, IO	5.805%	12/20/39	188,086	32,009	(e)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.755%	10/20/39	716,144	119,081	(e)
Government National Mortgage Association (GNMA), 2010-146 GS, IO	5.855%	6/20/39	378,192	63,469	(e)
Government National Mortgage Association (GNMA), 2010-147 S, IO	6.405%	11/20/40	277,690	53,931	(e)
Government National Mortgage Association (GNMA), 2010-151 SA, IO	5.805%	11/20/40	233,132	41,497	(e)
Government National Mortgage Association (GNMA), 2010-151 SM, IO	5.837%	11/16/40	186,548	30,203	(e)
Government National Mortgage Association (GNMA), 2010-160 SW, IO	6.305%	10/20/38	285,221	47,546	(e)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.602%	12/20/60	580,829	573,859	(e)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.935%	9/20/40	216,942	32,728	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2011-11 SA, IO	5.755%	1/20/41	728,194	$119,814	(e)
Government National Mortgage Association (GNMA), 2011-140 SC, IO	6.540%	10/16/41	200,000	28,115	(e)
Government National Mortgage Association (GNMA), 2011-32 S, IO	5.757%	3/16/41	93,020	14,785	(e)
Government National Mortgage Association (GNMA), 2011-40 SA, IO	5.887%	2/16/36	942,005	140,831	(e)
Government National Mortgage Association (GNMA), 2011-70 BS, IO	6.457%	12/16/36	191,409	30,309	(e)
Government National Mortgage Association (GNMA), 2011-81 SA, IO	5.155%	6/20/41	385,715	57,223	(e)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.672%	2/20/61	913,858	906,547	(e)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.722%	3/20/61	196,299	195,072	(e)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.375%	4/25/47	272,895	223,862	(e)
GS Mortgage Securities Corp. II, 2011-GC5 X4, IO	1.952%	8/10/44	830,000	75,197	(a)(e)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.595%	3/25/35	143,491	116,510	(a)(e)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.595%	9/25/35	415,103	335,973	(a)(e)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.444%	9/19/46	837,098	467,225	(e)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.464%	7/19/47	688,774	423,045	(e)
IMPAC Secured Assets Corp., 2005-1 5A1	0.515%	7/25/35	44,674	22,925	(e)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.445%	5/25/36	209,741	100,156	(e)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.109%	8/25/37	662,822	382,396	(e)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	830,000	908,269
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	17,000	18,168
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	100,000	107,630	(e)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	2.859%	7/25/34	724,526	594,971	(e)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.614%	2/25/35	271,159	207,996	(e)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.645%	11/25/33	48,811	47,091	(e)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	216,389	222,515	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.595%	5/25/35	258,806	206,169	(a)(e)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.621%	2/25/35	364,663	351,077	(e)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.666%	5/12/39	1,043,863	1,174,294	(e)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	30,000	31,244	(e)
Morgan Stanley Mortgage Loan Trust, 2004-5AR 2A	2.788%	7/25/34	119,244	101,086	(e)
Mortgage IT Trust, 2005-2 1A1	0.505%	5/25/35	76,358	56,909	(e)
Mortgage IT Trust, 2005-3 A1	0.545%	8/25/35	143,640	104,710	(e)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	556,604	470,372
RBSSP Resecuritization Trust, 2010-3 4A1	3.162%	12/26/35	154,808	152,276	(a)(e)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	280,126	264,827
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.645%	5/25/34	64,365	61,542	(e)
Sequoia Mortgage Trust, 2007-3 1A1	0.445%	7/20/36	505,302	362,157	(e)
Structured ARM Loan Trust, 2004-8 1A1	2.559%	7/25/34	5,147	3,979	(e)
Structured ARM Loan Trust, 2004-9XS A	0.615%	7/25/34	120,563	94,035	(e)
Structured Asset Securities Corp., 2002-9 A2	0.545%	10/25/27	97,052	82,558	(e)
Structured Asset Securities Corp., 2005-RF1 A	0.595%	3/25/35	100,682	81,677	(a)(e)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.574%	2/25/33	122,951	110,347	(e)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.473%	9/25/33	49,720	47,278	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.595%	11/25/34	176,498	$126,881	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.565%	8/25/45	707,539	533,500	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.992%	6/25/47	49,707	28,291	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.773%	9/25/36	443,852	314,440	(e)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A2	2.751%	11/25/34	170,623	158,853	(e)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.741%	4/25/35	663,245	617,011	(e)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	2.789%	8/27/35	406,287	376,665	(a)(e)
WF-RBS Commercial Mortgage Trust, 2011-C2 XA, IO	1.182%	2/15/44	982,378	55,022	(a)(e)
WF-RBS Commercial Mortgage Trust, 2011-C4 A4	4.902%	6/15/44	140,000	147,951	(a)(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $21,964,910)				19,893,742

COLLATERALIZED SENIOR LOANS - 0.2%
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Term Loan B	4.245%	3/23/18	177,852	154,554	(i)
First Data Corp., Term Loan B2	2.995%	9/24/14	215,707	199,933	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $386,528)				354,487

MORTGAGE-BACKED SECURITIES - 32.4%
FHLMC - 1.9%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	11/14/26	100,000	103,750	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	2.737%	1/1/36	296,958	309,967	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.671%	2/1/37	55,114	58,512	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	6.156%	2/1/37	57,860	61,519	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.689%	5/1/37	133,491	142,350	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.873%	5/1/37	139,398	148,355	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	192,390	215,691
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/14/41	900,000	912,937	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/14/41	500,000	540,156	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	127,743	138,723
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/14-1/1/32	346,123	382,190
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	510,688	546,624

Total FHLMC				3,560,774

FNMA - 22.8%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/40	2,784,234	3,115,928
Federal National Mortgage Association (FNMA)	3.000%	12/15/26	3,100,000	3,164,906	(j)
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-6/1/31	952,959	1,010,137
Federal National Mortgage Association (FNMA)	6.000%	6/1/32-7/1/37	6,494,827	7,204,553
Federal National Mortgage Association (FNMA)	5.000%	11/1/35	877,195	912,572
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-7/1/41	4,409,342	4,793,972
Federal National Mortgage Association (FNMA)	5.772%	8/1/37	358,857	383,127	(e)
Federal National Mortgage Association (FNMA)	4.000%	11/14/41-12/12/41	6,500,000	6,742,500	(j)
Federal National Mortgage Association (FNMA)	5.000%	11/14/41	3,600,000	3,872,813	(j)
Federal National Mortgage Association (FNMA)	3.500%	12/12/41	2,800,000	2,838,937	(j)
Federal National Mortgage Association (FNMA)	4.500%	12/12/41	7,700,000	8,121,429	(j)

Total FNMA				42,160,874

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
GNMA - 7.7%
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,650	$5,624
Government National Mortgage Association (GNMA)	6.000%	7/15/29-12/20/40	2,959,794	3,317,611
Government National Mortgage Association (GNMA)	6.500%	9/15/36-10/15/36	149,022	167,986
Government National Mortgage Association (GNMA)	5.000%	7/20/40-9/20/40	1,408,522	1,552,342
Government National Mortgage Association (GNMA)	4.500%	11/20/40-4/20/41	3,546,387	3,852,159
Government National Mortgage Association (GNMA)	4.000%	11/21/41	1,600,000	1,707,000	(j)
Government National Mortgage Association (GNMA)	4.500%	11/21/41	800,000	869,750	(j)
Government National Mortgage Association (GNMA)	5.500%	11/21/41	1,300,000	1,443,937	(j)
Government National Mortgage Association (GNMA)	6.000%	11/21/41	1,100,000	1,227,875	(j)

Total GNMA				14,144,284

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $58,464,241)				59,865,932

MUNICIPAL BONDS - 1.7%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	20,000	21,138

California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	190,000	224,099
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	30,000	32,056
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	40,000	42,011
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	130,000	165,757
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	10,000	10,293
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	190,000	217,464

Total California				691,680

Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	30,000	31,357
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	120,000	121,707
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	70,000	70,223

Total Georgia				223,287

Illinois - 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	50,000	53,756
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	30,000	32,322
Illinois State, GO	5.665%	3/1/18	190,000	201,094
Illinois State, GO	5.877%	3/1/19	190,000	201,658

Total Illinois				488,830

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	30,000	30,637

New York - 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	60,000	61,232

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Ohio - 0.2%
Student Loan Funding Corp., Cincinnati Ohio Student Loan Revenue	0.298%	9/1/47	350,000		$322,000	(e)(k)

Pennsylvania - 0.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.968%	6/1/47	1,350,000		1,253,813	(d)(e)

TOTAL MUNICIPAL BONDS (Cost - $2,904,284)					3,092,617

SOVEREIGN BONDS - 1.6%
India - 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	284,000		268,380	(a)(e)

Malaysia - 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,410,000	MYR	468,594
Government of Malaysia, Senior Bonds	4.262%	9/15/16	395,000	MYR	133,774

Total Malaysia					602,368

Mexico - 1.1%
Mexican Bonos, Bonds	8.000%	6/11/20	19,600,000	MXN	1,673,249
United Mexican States, Medium-Term Notes	6.750%	9/27/34	216,000		270,540
United Mexican States, Medium-Term Notes	6.050%	1/11/40	78,000		91,845

Total Mexico					2,035,634

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	122,000		128,252	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	8,350		9,916	(a)

Total Russia					138,168

Uruguay - 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		1	(l)

TOTAL SOVEREIGN BONDS (Cost - $3,117,921)					3,044,551

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.5%
U.S. Government Agencies - 4.0%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	691,000		804,041	(a)
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000		406,893
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	125,000		179,504
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,350,000		1,022,557
Federal National Mortgage Association (FNMA), Notes	1.375%	11/15/16	70,000		70,094
Federal National Mortgage Association (FNMA), Senior Notes	3.625%	2/12/13	240,000		250,053
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	550,000		622,168
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	120,000		157,807
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	500,000		517,996
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000		487,485
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	270,000		234,092
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	80,000		71,610
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	290,000		256,605
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	470,000		411,892
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	240,000		205,211
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	40,000		33,871
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	230,000		204,420
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	280,000		245,382
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	20,000		16,730
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000		973,586
Tennessee Valley Authority, Notes	5.250%	9/15/39	180,000		221,555

Total U.S. Government Agencies					7,393,552

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Obligations - 4.5%
U.S. Treasury Bonds	4.375%	11/15/39	1,280,000	$1,567,000
U.S. Treasury Bonds	4.750%	2/15/41	200,000	260,031
U.S. Treasury Bonds	4.375%	5/15/41	130,000	159,595
U.S. Treasury Bonds	3.750%	8/15/41	260,000	287,341
U.S. Treasury Notes	0.500%	5/31/13	20,000	20,089
U.S. Treasury Notes	0.125%	8/31/13	210,000	209,557
U.S. Treasury Notes	1.000%	9/30/16	600,000	600,514
U.S. Treasury Notes	1.750%	10/31/18	1,290,000	1,302,094
U.S. Treasury Notes	2.125%	8/15/21	50,000	49,789
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	5,570,000	3,873,640

Total U.S. Government Obligations				8,329,650

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $13,567,164)				15,723,202

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.3%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	74,185	89,805
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	994,778	1,176,402
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	907,369	1,189,504
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	578,735	889,036
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	926,546	935,811

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $3,598,833)				4,280,558

			SHARES
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares(Cost - $4,298)			139	3,889	*

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XII	8.500%		7,600	194,560	(e)
Citigroup Capital XIII	7.875%		1,950	52,514	(e)

TOTAL PREFERRED STOCKS (Cost - $241,658)				247,074

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 2-Year Futures, Call @ $99.75		12/16/11	28	175
Eurodollar Mid Curve 3-Year Futures, Call @ $98.75		12/16/11	28	3,325

TOTAL PURCHASED OPTIONS (Cost - $6,132)				3,500

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	147	1,110	*(c)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $176,610,764)				179,423,323

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 16.0%
U.S. Government Agencies - 12.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	1,200,000	1,200,000	(m)(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	2/1/12	3,350,000	3,349,829	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.070%	4/18/12	7,900,000	7,898,144	(m)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	11,280,000	$11,273,119	(m)

TOTAL U.S. GOVERNMENT AGENCIES (Cost - $23,718,235)				23,721,092

U.S. Government Obligations - 3.2%
U.S. Treasury Bills (Cost - $5,799,247)	0.041%	2/23/12	5,800,000	5,799,808	(m)

TOTAL SHORT-TERM INVESTMENTS (Cost - $29,517,482)				29,520,900

TOTAL INVESTMENTS - 113.0% (Cost - $206,128,246#)				208,944,223
Liabilities in Excess of Other Assets - (13.0)%				(23,968,702)

TOTAL NET ASSETS - 100.0%				$184,975,521

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of October 31, 2011.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The maturity principal is currently in default as of October 31, 2011.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(l)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(m)	Rate shown represents yield-to-maturity.

(n)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.38	16	$6,800
Eurodollar Futures, Call	6/18/12	99.63	14	1,837
Eurodollar Futures, Put	3/19/12	99.38	16	3,800
Eurodollar Futures, Put	6/18/12	99.63	14	8,138
Eurodollar Mid Curve 2-Year Futures, Call	12/16/11	99.50	28	700
Eurodollar Mid Curve 3-Year Futures, Call	12/16/11	99.00	28	700
U.S. Treasury 10-Year Notes Futures, Put	11/25/11	128.50	14	11,594
U.S. Treasury 10-Year Notes Futures, Put	11/25/11	126.00	14	2,844
U.S. Treasury 5-Year Notes Futures, Put	11/25/11	121.50	25	3,320

TOTAL WRITTEN OPTIONS (Premiums received - $68,809)				$39,733

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$65,788,455	$4	$65,788,459
Asset-backed securities	—	6,776,202	348,000	7,124,202
Collateralized mortgage obligations	—	19,585,014	308,728	19,893,742
Collateralized senior loans	—	354,487	—	354,487
Mortgage-backed securities	—	59,865,932	—	59,865,932
Municipal bonds	—	3,092,617	—	3,092,617
Sovereign bonds	—	3,044,551	—	3,044,551
U.S. government & agency obligations	—	15,723,202	—	15,723,202
U.S. treasury inflation protected securities	—	4,280,558	—	4,280,558
Common stocks	$3,889	—	—	3,889
Preferred stocks	247,074	—	—	247,074
Purchased options	3,500	—	—	3,500
Warrants	—	1,110	—	1,110

Total long-term investments	$254,463	$178,512,128	$656,732	$179,423,323

Short-term investments†	—	29,520,900	—	29,520,900

Total investments	$254,463	$208,033,028	$656,732	$208,944,223

Other financial instruments:
Futures contracts	$696,143	—	—	$696,143
Forward foreign currency contracts	—	$173,056	—	173,056
Credit default swaps on credit indices - buy protection‡	—	272,174	—	272,174
Total return swaps‡	—	9,817	—	9,817

Total other financial instruments	$696,143	$455,047	—	$1,151,190

Total	$950,606	$208,488,075	$656,732	$210,095,413

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$39,733	—	—	$39,733
Futures contracts	280,762	—	—	280,762
Forward foreign currency contracts	—	$76,378	—	76,378
Credit default swaps on credit indices - sell protection‡	—	258,620	—	258,620
Total return swaps‡	—	11,311	—	11,311

Total	$320,495	$346,309	—	$666,804

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	WARRANTS	TOTAL
Balance as of July 31, 2011	$0	*	$462,500	$226,388	$1,251,250	$750	$1,940,888
Accrued premiums/discounts	—		410	—	936	—	1,346
Realized gain (loss)(1)	—		—	—	2,811	—	2,811
Change in unrealized appreciation (depreciation)(2)	—		(21,660)	(11,216)	23,816	360	(8,700)
Purchases	—		—	101,749	—	—	101,749
Sales	—		—	(8,193)	(25,000)	—	(33,193)
Transfers into Level 3(3)	4		—	—	—	—	4
Transfers out of Level 3(4)	—		(93,250)	—	(1,253,813)	(1,110)	(1,348,173)

Balance as of October 31, 2011	$4		$348,000	$308,728	—	—	$656,732

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2011(2)	—		$(21,351)	$(11,216)	—	—	$(32,567)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred in to Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2011, the total notional value of all credit default swaps to sell protection is $4,092,800. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes

Notes to Schedule of Investments (unaudited) (continued)

to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (continued)

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S.

Notes to Schedule of Investments (unaudited) (continued)

dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2011, the Fund held credit default swaps, written options, forward foreign currency contracts and total return swaps with credit related contingent features which had a liability position of $386,042. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(p) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,399,003
Gross unrealized depreciation	(7,583,026)

Net unrealized appreciation	$2,815,977

At October 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	11	3/12	$2,735,598	$2,734,875	$(723)
U.S. Treasury Ultra Long-Term Bonds	93	12/11	13,484,521	14,170,875	686,354

					$685,631

Contracts to Sell:
U.S. Treasury 2-year Notes	18	12/11	3,966,348	3,965,063	1,285
U.S. Treasury 5-year Notes	50	12/11	6,123,346	6,130,469	(7,123)
U.S. Treasury 10-year Notes	59	12/11	7,623,191	7,614,687	8,504
U.S. Treasury 30-year Bonds	99	12/11	13,491,177	13,764,093	(272,916)

					$(270,250)

Net unrealized gain on open futures contracts					$415,381

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase Bank	1,492,253	$866,382	11/16/11	$(62,618)
Canadian Dollar	Citibank N.A.	1,868,000	1,873,452	11/16/11	(13,760)

					(76,378)

Contracts to Sell:
Euro	Citibank N.A.	2,779,025	3,844,792	11/16/11	112,748
Euro	Morgan Stanley & Co. Inc.	1,395,000	1,929,988	11/16/11	48,373
Japanese Yen	Citibank N.A.	83,330,000	1,066,143	11/16/11	11,935

					173,056

Net unrealized gain on open forward foreign currency contracts					$96,678

During the period ended October 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of July 31, 2011	166	$76,532
Options written	232	122,407
Options closed	(157)	(98,243)
Options exercised	(9)	(7,705)
Options expired	(63)	(24,182)

Written options, outstanding as of October 31, 2011	169	$68,809

At October 31, 2011, the Fund held TBA securities with a total cost of $31,490,323

At October 31, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (CDX.NA.IG.9 Index)	$2,516,800	12/20/12	0.600% quarterly	$(17,329)	$(35,394)	$18,065
Credit Suisse First Boston Inc. (CMBX.NA.AM.1)	390,000	10/12/52	0.500% monthly	(43,713)	(17,099)	(26,614)
Credit Suisse First Boston Inc. (CMBX.NA.AM.1)	108,000	10/12/52	0.500% monthly	(12,105)	(9,963)	(2,142)
Goldman Sachs Group Inc. (CMBX NA AM 1)	191,000	10/12/52	0.500% monthly	(21,408)	(8,492)	(12,916)
Goldman Sachs Group Inc. (CMBX.NA.AM.1)	95,000	10/12/52	0.500% monthly	(10,648)	(8,734)	(1,914)
Goldman Sachs Group Inc. (CMBX.3.2007-1 AAA)	152,000	12/13/49	0.080% monthly	(15,390)	(17,964)	2,574
JPMorgan Securities Inc. (CMBX NA AM 3)	640,000	12/13/49	0.500% monthly	(138,027)	(51,756)	(86,271)

Total	$4,092,800			$(258,620)	$(149,402)	$(109,218)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Citigroup Global Markets (CMBX.4.2007-2 AAA)	$132,000	2/17/51	0.350% monthly	$13,750	$15,766	$(2,016)
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	280,000	2/17/51	0.500% monthly	71,353	25,918	45,435
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	270,000	2/17/51	0.500% monthly	68,805	25,819	42,986
Credit Suisse First Boston Inc. (CMBX.1.2006-1 AAA)	267,000	10/12/52	0.001% monthly	13,506	10,781	2,725
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	491,000	10/12/52	0.100% monthly	24,836	22,095	2,741
Goldman Sachs Group Inc. (CMBX.1.2006-1 AAA)	229,000	10/12/52	0.001% monthly	11,584	9,389	2,195
Goldman Sachs Group Inc. (CMBX.1.2006-1 AAA)	712,000	10/12/52	0.100% monthly	36,016	37,231	(1,215)
Morgan Stanley & Co. Inc. (CMBX.1.2006-1 AAA)	390,000	10/12/52	0.100% monthly	19,728	20,393	(665)
Morgan Stanley & Co. Inc. (CMBX.1.2006-1 AAA)	249,000	10/12/52	0.100% monthly	12,596	12,404	192

Total	$3,020,000			$272,174	$179,796	$92,378

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc.	$117,000	7/2/12	TRX-CMBS Reset ‡	TRX-CMBS ‡	$1,680	$274
Credit Suisse First Boston Inc.	117,000	10/1/12	TRX-CMBS Reset ‡	TRX-CMBS ‡	1,232	173
Goldman Sachs Group Inc.	177,119	1/12/39	1-month LIBOR †	IOS.FN30.600.08 ‡	(2,066)	576
Goldman Sachs Group Inc.	389,661	1/12/39	1-month LIBOR †	IOS.FN30.600.08 ‡	681	(3,960)
Goldman Sachs Group Inc.	425,085	1/12/39	1-month LIBOR †	IOS.FN30.600.08 ‡	(62)	(3,515)
Goldman Sachs Group Inc.	268,984	1/12/39	1-month LIBOR †	IOS.FN30.550.08 ‡	(256)	(2,709)
Goldman Sachs Group Inc.	110,000	1/1/12	TRX-CMBS ‡	TRX-CMBS Reset ‡	(692)	3,780
JPMorgan Securities Inc.	120,000	1/1/12	TRX-CMBS ‡	TRX-CMBS Reset ‡	(664)	4,034

Total	$1,724,849				$(147)	$(1,347)

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made (received) by the Fund are based on total return of the referenced entity.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2011.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$696,143	$(280,762)	$(39,733)	$3,500	—	—	$(11,311)	$367,837
Foreign Exchange Contracts	—	—	—	—	$173,056	$(76,378)	—	96,678
Credit Contracts	—	—	—	—	—	—	23,371	23,371

Total	$696,143	$(280,762)	$(39,733)	$3,500	$173,056	$(76,378)	$12,060	$487,886

Notes to Schedule of Investments (unaudited) (continued)

During the period ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$11,252
Written options	67,960
Futures contracts (to buy)	17,567,455
Futures contracts (to sell)	31,435,619
Forward foreign currency contracts (to buy)	2,280,579
Forward foreign currency contracts (to sell)	6,917,627

Average notional balance
Interest rate swap contracts†	$2,607,500
Credit default swap contracts (to buy protection)	3,045,750
Credit default swap contracts (to sell protection)	4,668,550
Total return swap contracts	2,654,517

†	At October 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 27, 2011

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 27, 2011